Exhibit 10.3

Execution Copy

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

AmeriCredit Corp.

WARRANT

1,000,000 shares of Common Stock

September 25, 2008

This WARRANT (this “Warrant”) of AmeriCredit Corp., a Texas corporation (the “Company”), is being issued to Wachovia Investment Holdings, LLC, a Delaware limited liability company (the “Recipient”), in connection with (i) that certain Loan and Security Agreement, dated September 25, 2008, among AmeriCredit Class B Note Funding Trust, AmeriCredit Financial Services, Inc., AFS SenSub Corp., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, and Wells Fargo Bank, National Association, and (ii) that certain Loan and Security Agreement, dated September 25, 2008, among AmeriCredit Class C Note Funding Trust, AmeriCredit Financial Services, Inc., AFS SenSub Corp., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, and Wells Fargo Bank, National Association.

1. Issuance of Warrant. For value received, the Company hereby grants to the Recipient and its permitted successors and assigns (collectively, the “Holder”) the right to purchase from the Company up to 1,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) (such shares underlying this Warrant, the “Warrant Shares”), at a per share purchase price equal to $13.55 (the “Exercise Price”), subject to the terms, conditions and adjustments set forth below in this Warrant.

2. Expiration of Warrant. This Warrant shall expire at 5:00 PM, prevailing Eastern time, on September 24, 2015 (the “Expiration Date”).

3. Exercise of Warrant. This Warrant shall be exercisable pursuant to the terms of this Section 3.

3.1 Manner of Exercise.

(a) This Warrant may only be exercised by the Holder hereof on or prior to the Expiration Date, in accordance with the terms and conditions hereof, in whole or in part (but not as to fractional shares), during the Company’s normal business hours on any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York, New York are authorized by law to be closed (a “Business Day”), by surrender of this Warrant to the Company at its office maintained pursuant to Section 10.2(a) hereof, accompanied by a written exercise notice in the form attached as Exhibit A hereto (or a reasonable facsimile thereof) duly executed by the Holder, together with the payment of the aggregate Exercise Price for the number of Warrant Shares purchased upon exercise of this Warrant. Upon surrender of this Warrant, the Company shall cancel this Warrant document and shall, in the event of partial exercise, replace it with a new Warrant document in accordance with Section 3.3. Notwithstanding the foregoing, the Company shall not be required to issue a Warrant covering less than 1,000 shares of Common Stock.

(b) Except as provided for in Section 3.1(c) below, each exercise of this Warrant must be accompanied by payment in full of the aggregate Exercise Price in cash, by cashier’s check or wire transfer of immediately available funds for the number of Warrant Shares being purchased by the Holder upon such exercise.

(c) The aggregate Exercise Price for the number of Warrant Shares being purchased may also, in the sole discretion of the Holder, be paid in full or in part on a “cashless basis” at the election of the Holder in the form of Warrant Shares withheld by the Company from the Warrant Shares otherwise to be received upon exercise of this Warrant having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Warrant Shares being purchased by the Holder. For purposes of this Warrant, the term “Fair Market Value” means with respect to a particular date, the volume weighted average trading price of the Common Stock on and as reported by the principal securities exchange on which the Common Stock is then listed or admitted to trading for the ten (10) trading days immediately preceding such date, or, if the Common Stock is not listed or admitted to trading on any securities exchange, as determined in good faith and in a commercially reasonable manner by resolution of the Board of Directors of the Company, based on the best information available to it.

For purposes of illustration of a cashless exercise of this Warrant under Section 3.1(c), the calculation of such exercise shall be as follows:

X = Y (A-B)/A

where:

X	=	the number of Warrant Shares to be issued to the Holder (rounded up to the nearest whole share)

Y	=	the number of Warrant Shares with respect to which this Warrant is being exercised

A	=	the Fair Market Value of the Common Stock

B	=	the Exercise Price

(d) For purposes of Rule 144 and sub-section (d)(3)(x) thereof, it is intended, understood, and acknowledged that such amount of Common Stock that is issued in exchange for non-cash consideration upon exercise of this Warrant and in accordance with Section 3.1(c) above shall be deemed to have been acquired at the time this Warrant was issued.

3.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been duly surrendered to the Company as provided in Sections 3.1 and 12 hereof, and, at such time, the Holder in whose name any certificate or certificates for Warrant Shares shall be issuable upon exercise as provided in Section 3.3 hereof shall be deemed to have become the holder or holders of record thereof of the number of Warrant Shares purchased upon exercise of this Warrant.

3.3 Delivery of Common Stock Certificates and New Warrant. As soon as reasonably practicable after each exercise of this Warrant, in whole or in part, and in any event within ten (10) Business Days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Holder hereof or, subject to Sections 9 and 10 hereof, as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct:

(a) a certificate or certificates (with appropriate restrictive legends, as applicable) for the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares to which the Holder shall be entitled upon exercise; and

(b) in case exercise is in part only, a new Warrant document of like tenor, dated the date hereof, for the remaining number of Warrant Shares issuable upon exercise of this Warrant after giving effect to the partial exercise of this Warrant.

3.4 Fractional Warrant Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section 3.4, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall round up such fractional share to the nearest whole share.

3.5 Compliance with Law.

(a) Notwithstanding anything in this Warrant to the contrary, in no event shall a Holder be entitled to exercise this Warrant unless (i) a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), in respect of the issuance of the Warrant Shares is then effective or (ii) an exemption from the registration requirements is available under the Securities Act for the issuance of the Warrant Shares at the time of such exercise.

(b) If any shares of Common Stock required to be reserved for purposes of exercise of this Warrant require, under any other Federal or state law or applicable governing rule or regulation of any national securities exchange, registration with or approval of any governmental authority, or listing on any such national securities exchange before such shares may be issued upon exercise, the Company will at its own expense use its best efforts to cause such shares to be duly registered or approved by such governmental authority or listed on the relevant national securities exchange, as the case may be.

3.6 Limitations on Settlement by the Company. Notwithstanding anything herein to the contrary, in no event shall the Company be required to deliver Warrant Shares in connection with the exercise of this Warrant in excess of 4,000,000 shares of Common Stock (the “Capped Number”). The Company represents and warrants that the Capped Number is equal to or less than the sum of (a) the number of authorized but unissued shares of Common Stock and (b) the number of treasury shares, in each case, of the Company that are not reserved for future issuance in connection with transactions in the shares of the capital stock of the Company (other than this Warrant) on the date of this Warrant (such shares, the “Available Shares”). In the event the Company shall not have delivered the full number of Warrant Shares, up to the Capped Number, otherwise deliverable as a result of the Company not having sufficient authorized but unissued shares of capital stock available at the time or times that this Warrant is exercised (the resulting deficit, the “Deficit Shares”), the Company shall be continually obligated to deliver, from time to time until the full number of Deficit Shares have been delivered pursuant to this paragraph, Warrant Shares when, and to the extent, that (i) shares of capital stock are repurchased, acquired or otherwise received by the Company or any of its subsidiaries after the date of exercise of this Warrant (whether or not in exchange for cash, fair value or any other consideration), (ii) authorized and unissued shares of capital stock reserved for issuance in respect of other transactions become no longer so reserved and (iii) the Company additionally authorizes any unissued shares of capital stock. The Company shall immediately notify Holder of the occurrence of any of the foregoing events (including the number of shares of capital stock subject to clause (i), (ii) or (iii) and the corresponding number of shares of capital stock to be delivered) and promptly deliver such Warrant Shares thereafter. The Company shall not take any action to decrease the number of Available Shares below the Capped Number.

4. Certain Adjustments. For so long as this Warrant is outstanding:

4.1 Mergers or Consolidations. If at any time after the date hereof, there shall be a capital reorganization (other than a combination or subdivision of Common Stock otherwise provided for herein) resulting in a reclassification to or change in the securities issuable upon exercise of this Warrant (a “Reorganization”), or a merger or consolidation of the Company with another corporation, partnership, limited liability company, or business organization (a “Person” or the “Persons”) (other than a merger with another Person in which the Company is a continuing corporation and which does not result in any reclassification or change in the securities issuable upon exercise of this Warrant or a merger effected exclusively for the purpose of changing the domicile of the Company) (a “Merger”), then, as a part of such Reorganization or Merger, lawful provision and adjustment shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of stock or any other equity or debt securities or property to which the Holder would have been entitled upon consummation of the Reorganization or Merger if such Holder had exercised this Warrant immediately prior to such Reorganization or Merger. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the Reorganization or Merger to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of Warrant Shares) shall be applicable after that event, as near as reasonably may be, in relation to any shares of stock, securities, property or other assets thereafter deliverable upon exercise of this Warrant. The Company will not effect any Reorganization or Merger unless prior to the consummation thereof each corporation or entity (other than the Company) which may be required to deliver any securities or other property upon the exercise of the Warrant as provided herein shall assume in a written agreement the obligation to deliver to the Holder such securities or other property as (in accordance with the foregoing provisions) the Holder may be entitled to receive and agreeing and confirming that this Warrant shall continue in full force and effect, enforceable against the Company and such corporation or entity in accordance with the terms thereof and hereof. The foregoing provisions of this Section 4.1 shall similarly apply to successive Reorganizations and Mergers.

4.2 Splits and Subdivisions; Dividends. In the event the Company should at any time or from time to time (a) effectuate a split or subdivision of the outstanding shares of Common Stock, (b) pay a dividend in or make a distribution payable in additional shares of Common Stock or other securities that are convertible or exchangeable or exercisable into shares of Common Stock (“Common Stock Equivalents”), or (c) issue by reclassification of its Common Stock any other capital stock of the Company, in each case without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of the applicable record date (or the date of such distribution, split, subdivision or reclassification if no record date is fixed), the per share Exercise Price shall be appropriately decreased and the number of Warrant Shares shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares; provided, however, that no adjustment shall be made in the event the split, subdivision, dividend, distribution or reclassification is not effectuated. The adjustment pursuant to this Section 4.2 shall be made successively each time that any event listed in this Section 4.2 above shall occur.

4.3 Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination or reverse split of the outstanding shares of Common Stock, the per share Exercise Price shall be appropriately increased and the number of shares of Warrant Shares shall be appropriately decreased in proportion to such decrease in outstanding shares.

4.4 Cash Dividends and Other Distributions. If, when the Exercise Price is greater than the Fair Market Value, the Company shall distribute to holders of Common Stock (a) any dividend or other distribution of cash, evidences of its indebtedness, or any other properties or securities (other than any dividend or distribution described in Section 4.2) or (b) any options, warrants, or other rights to subscribe for or purchase any of the foregoing (other than any rights, options, warrants, or securities described below), the Holder shall thereafter be entitled, in addition to the Warrant Shares receivable upon exercise of the Warrant, to receive, upon the exercise of the Warrant, the same cash, evidences of indebtedness, other property or securities, or options, warrants or other rights to subscribe for or purchase the foregoing that the Holder would have received if such Holder had exercised this Warrant immediately prior to such distribution. At the time of such distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 4.4; provided, however, that the Holder shall not be entitled to receive any of the foregoing upon the exercise of this Warrant (i) if, at the time of such distribution, the Company makes the same distribution to the Holder of this Warrant as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which this Warrant is exercisable (whether or not currently exercisable), or (ii) as a result of the issuance or other sale by the Company of any of its shares of Common Stock upon (A) the conversion or exchange of any of the Company’s preferred stock, warrants, options or other convertible or exchangeable securities, provided, such preferred stock, warrants, options or other convertible or exchangeable securities are outstanding as of the date of this Warrant, (B) the grant or exercise of any stock options, restricted stock, restricted stock units, stock appreciation rights or other forms of stock or stock-based rights granted to officers, directors or employees of the Company pursuant to a stock option plan, benefit plan or incentive plan of the Company, whether in effect as of the date of this Warrant or approved by the Board of Directors of the Company after the date of this Warrant, or (C) the grant or issuance of rights to holders of Common Stock pursuant to a rights offering.

4.5 Redemptions; Tender Offers; Exchange Offers. In the event that the Company or any subsidiary of the Company shall, directly or indirectly, redeem, purchase or otherwise acquire shares of Common Stock pursuant to a plan of redemption, tender offer or exchange offer for a price per share of Common Stock that is greater than the Fair Market Value of a share of Common Stock (calculated as of the end of the trading day on the day on which such tender offer or exchange offer expires), then the Exercise Price shall be adjusted to a number determined by multiplying the Exercise Price immediately before such redemption, acquisition or exchange by a fraction of which the denominator shall be the then Fair Market Value per share of Common Stock immediately prior to such event and the numerator shall be the result of dividing (a) an amount equal to (i) the product of the number of shares of Common Stock outstanding and the Fair Market Value per share of Common Stock, in each case immediately prior to such event minus (ii) the aggregate consideration paid by the Company in such event (plus, in the case of such options, rights or convertible or exchangeable securities, the aggregate additional consideration to be paid by the Company upon exercise, conversion or exchange), by (b) the number of shares of Common Stock outstanding immediately after such redemption, acquisition or exchange.

4.6 Certain Issuances.

(a) Without duplication of any other items contained in the Warrant, if at any time or from time to time the Company shall issue (i) Common Stock at a price per share that is lower at the date of such issuance than the then current Fair Market Value or (ii) rights, options, or warrants for, or securities convertible or exchangeable into, Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share that is lower at the date of such issuance than the then current Fair Market Value, then the number of shares of Common Stock thereafter purchasable upon the exercise of the Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of the Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Common Stock, rights, options, warrants, or convertible or exchangeable securities (assuming the exercise or conversion of all then outstanding rights, options, warrants or convertible or exchangeable securities) plus the number of additional shares of Common Stock offered for subscription or purchase or into which such securities are convertible or exchangeable, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Common Stock, rights, options, warrants, or convertible or exchangeable securities (assuming the exercise or conversion of all then outstanding rights, options, warrants or convertible or exchangeable securities) plus the total number of shares of Common Stock that could be purchased with the aggregate consideration received through issuance of such Common Stock, rights, options, warrants, or convertible or exchangeable securities at the then current Exercise Price. In the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately before such date of issuance by the aforementioned fraction. Such adjustment shall be made whenever such shares of Common Stock, rights, options, warrants, or convertible or exchangeable securities are issued and shall become effective retroactively immediately after the date on which such Persons became entitled to receive such shares of Common Stock, rights, options, warrants or convertible or exchangeable securities.

(b) This Section 4.6 shall not apply to issuances of Common Stock, rights, options, warrants, or convertible or exchangeable securities resulting from or in connection with:

(i) an issuance of Common Stock, rights, warrants, options and/or convertible or exchangeable securities in connection with any financing transaction, including, without limitation, senior or subordinated notes, securitizations or similar transactions, commercial bank or non-bank facilities, commitments or arrangements, bridge financing or back-stop facilities, commitments or arrangements, whole-loan purchase facilities, commitments or arrangements, forward purchase facilities, commitments or arrangements, or other similar facilities, commitments, arrangements or issuances of debt obligations or securities,

(ii) the conversion or exchange of any of the Company’s preferred stock, warrants, options or other convertible or exchangeable securities, provided, such preferred stock, warrants, options or other convertible or exchangeable securities are outstanding as of the date of this Warrant or were issued in connection with a transaction set out in Section 4.6(b)(i),

(iii) the grant or exercise of any stock options, restricted stock, restricted stock units, stock appreciation rights or other forms of stock or stock-based rights granted to officers, directors or employees of the Company pursuant to a stock option plan, benefit plan or incentive plan of the Company, whether in effect as of the date of this Warrant or approved by the Board of Directors of the Company after the date of this Warrant,

(iv) the exercise of the Warrant,

(v) a Merger or Reorganization,

(vi) a bona fide firm commitment public offering or a best efforts public offering of the Common Stock of the Company, any of which that is consummated more than ninety (90) days following the date hereof, where the issuance price for shares of Common Stock in such offering is not more than 10% less than the closing sale price for the shares of Common Stock of the Company on the day that the issuance price in such offering is determined, on and as reported by the principal securities exchange on which the Common Stock is then listed or admitted to trading, or

(vii) the grant or issuance of rights pursuant to a shareholder rights plan.

(c) If any Common Stock, rights, options, warrants or convertible or exchangeable securities are issued together with other obligations or securities, then an allocation shall be made of the aggregate consideration received as between such Common Stock, rights, options, warrants or convertible or exchangeable securities, on the one hand, and such other obligations or securities, on the other hand (as determined in good faith and in a commercially reasonable manner by the Board of Directors, whose determination shall be evidenced by a board resolution, a copy of which will be sent to Holders upon request), to determine a price per share for such Common Stock, rights, options, warrants or convertible or exchangeable securities for the purposes of this Section 4.6. This Section 4.6 shall apply with equal force and effect to any amendment, revision, adjustment, or other modification of the terms of any outstanding rights, options, or warrants for, or securities convertible or exchangeable into, Common Stock if and to the extent that such amendment, revision, adjustment, or other modification has the effect of allowing the holders thereof to subscribe for or purchase shares of Common Stock at a price per share that is lower at the date of such modification than the then current Fair Market Value, subject to the provisions of Section 4.6(b). No adjustment shall be made pursuant to this Section 4.6 that would have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of the Warrant or of increasing the Exercise Price.

4.7 Superseding Adjustment. Upon the expiration of any rights, options, warrants, or conversion or exchange privileges that resulted in any adjustment pursuant to this Section 4, if any thereof shall not have been exercised, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be readjusted as if (a) the only shares of Common Stock issuable upon exercise of such rights, options, warrants, or conversion or exchange privileges were the shares of Common Stock, if any, actually issued upon the exercise of such rights, options, warrants, or conversion or exchange privileges and (b) shares of Common Stock actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, or grant of all such rights, options, warrants, or conversion or exchange privileges whether or not exercised and the Exercise Price shall be readjusted inversely; provided, however, that no such readjustment shall (except by reason of an intervening adjustment under Section 4.2) have the effect of either decreasing the number of Warrant Shares purchasable upon the exercise of this Warrant or increasing the Exercise Price by an amount in excess of the amount of the adjustment to such number of Warrant Shares or to the Exercise Price initially made in respect of the issuance, sale, or grant of such rights, options, warrants, or conversion or exchange privileges.

4.8 Notices of Record Date, Etc. In case:

(a) the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right;

(b) of any Reorganization of the Company, any Merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

(c) of any voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to the Holder specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such Reorganization, Merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, which is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such Reorganization, Merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least ten (10) days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant.

4.9 No Duplication. Notwithstanding anything else contained in this Section 4, no single event shall result in an adjustment to either the Exercise Price or the number of Warrant Shares issuable upon exercise of the Warrant under more than one of the subsections set forth in this Section 4 so as to result in duplication.

5. No Impairment. The Company will not, by amendment of its Articles of Incorporation or Bylaws or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, the Company will not take any action which results in any adjustment of the number of Warrant Shares if the total number of shares of Common Stock issuable after the action upon the exercise of this Warrant would exceed the Capped Number.

6. Chief Financial Officer’s Report as to Adjustments. With respect to each adjustment pursuant to Section 4 of this Warrant, the Company, at its expense, will promptly compute the adjustment or re-adjustment in accordance with the terms of this Warrant and cause its Chief Financial Officer to certify the computation (other than any computation of the fair value of property of the Company, as the case may be) and prepare a report setting forth, in reasonable detail, the event requiring the adjustment or re-adjustment and the amount of such adjustment or re-adjustment, the method of calculation thereof and the facts upon which the adjustment or re-adjustment is based, and the Exercise Price and the number of Warrant Shares or other securities purchasable hereunder after giving effect to such adjustment or re-adjustment, which report shall be sent by a commercial overnight courier to the Holder. The Company will also keep copies of all reports at its office maintained pursuant to Section 10.2(a) hereof and will cause them to be available for inspection at the office during normal business hours upon reasonable notice by the Holder or any prospective purchaser of the Warrant designated by the Holder thereof.

7. Reservation of Shares. The Company shall, solely for the purpose of effecting the exercise of this Warrant, at all times during the term of this Warrant, reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, such number of its shares of Common Stock equal to the Capped Number. The Company hereby represents and warrants that all shares of Common Stock issuable upon exercise of this Warrant shall be duly authorized and, when issued and paid for upon exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, and free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuer thereof, other than restrictions on transfer pursuant to this Warrant and applicable federal and state securities laws. The Company covenants that the transfer agent for the Common Stock (which may be the Company if it is acting as its own transfer agent) (the “Transfer Agent”) and every subsequent transfer agent for the Company’s Common Stock will be irrevocably authorized and directed by the Company at all times to reserve such number of authorized shares as is consistent with the provisions of this Section 7. The Company will keep a copy of this Warrant on file with the Transfer Agent, and will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto which are transmitted to each Holder pursuant to Section 6.

8. Registration and Listing.

8.1 Definitions. As used in this Section 8, the term “Registrable Securities” means any shares of Common Stock issuable upon the exercise of this Warrant and any other securities issued to the Holder in exchange or substitution for such shares, until the date (if any) on which such shares or other securities may be sold immediately without registration pursuant to Rule 144 promulgated pursuant to the Securities Act. As used in this Section 8, the term “Best Efforts” means the efforts that a prudent person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as possible, but shall not be deemed to mean that the Company shall be required to endanger its financial viability.

8.2 Registration.

(a) The Company shall prepare and file with the United States Securities and Exchange Commission (the “SEC”), as soon as practicable but no later than the 45th day following the date hereof (the “Filing Due Date”), a Registration Statement for an offering to be made on a delayed or continuous shelf basis following the date of effectiveness covering the resale of the Registrable Securities by the Holder (the “Registration Statement”) in accordance with the intended method or methods of distribution thereof. The Registration Statement shall be on Form S-3 under the Securities Act and, if the Company is a well known seasoned issuer, shall be an automatic shelf registration statement (each within the meaning of Rule 405 under the Securities Act) or, if Form S-3 is not available, another appropriate form selected by the Company permitting registration of the resale of the Registrable Securities by the Holder from time to time on a delayed or continuous shelf basis. The Company shall use its Best Efforts to cause the Registration Statement to become effective pursuant to the Securities Act as soon as practicable. Notwithstanding the foregoing, if the Company shall furnish to the Holder a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, such registration, offering or use would reasonably be expected to materially adversely affect or materially interfere with any bona fide and imminent material financing of the Company or any imminent material transaction under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially adversely affect the Company, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after the Filing Due Date. The Company shall not include in the Registration Statement any securities other than the Registrable Securities. The Holder may select the underwriters for any underwritten offering of the securities pursuant to the Registration Statement, subject to the consent of the Company, not to be unreasonably withheld.

(b) The Registration Statement shall not be deemed to have become effective under the Securities Act (i) unless it has been filed and has been declared effective under the Securities Act by the SEC and remains effective pursuant to the Securities Act with respect to the disposition of all Registrable Securities on a continuous shelf basis until all such Registrable Securities are sold or cease to be Registrable Securities, or (ii) if the offering of the Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, cease trade order, injunction or other order or requirement of the SEC or any other governmental agency, court or stock exchange, other than by reason of some act or omission by the Holder.

(c) No Holder of Registrable Securities may participate in any underwritten registration pursuant to a Registration Statement filed pursuant to the terms hereof unless such Holder (i) agrees to sell such Holder’s Registrable Securities on the basis provided in and in compliance with any underwriting arrangements, (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) furnishes to the Company such information regarding such Holder and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing to comply with the Securities Act and other applicable law. The Company may exclude from such registration the Registrable Securities of any Holder who fails to furnish such information within a reasonable time after receiving such request.

(d) Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 8.3(f)(ii), (iii), (v), (vi) or (vii) hereof, such Holder will forthwith discontinue the offering of such Registrable Securities covered by the Registration Statement or prospectus (a “Blackout”) until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 8(g) hereof, or until it is advised in writing (the “Advice”) by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, the period of time for which a Registration Statement is required hereunder to be effective shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the Advice or the copies of the supplemented or amended prospectus contemplated by Section 8(g) hereof and in no event shall (i) any Blackout (or series of Blackouts) persist for more than sixty (60) days, or (ii) the aggregate number of days the Holder shall be subject to Blackouts during any twelve-month period exceed ninety (90) days.

8.3 Registration Procedures. At its expense, the Company will:

(a) promptly notify the Holder of the effectiveness of the Registration Statement filed in accordance with this Section 8 and use its Best Efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to (i) keep such registration statement continuously effective and the prospectus included therein continuously effective and usable for a period commencing on the date that such Registration Statement is initially declared effective by the SEC and ending on the Termination Date (as defined below), and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in the Registration Statement, as so amended or such prospectus as so supplemented from time to time at the request of Holder, including any underwritten offering of Registrable Securities pursuant to the Registration Statement; provided, however, that (1) before filing the Registration Statement or any amendment thereto, or any related prospectus or any amendment or supplement thereto (including documents that would be incorporated or deemed to be incorporated in any of the foregoing by reference) the Company will furnish to Holder, not more than one counsel chosen by Holder (“Special Counsel”) and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review and comment of Holder, such Special Counsel and such underwriters, and the Company will not file any such Registration Statement or amendment thereto or any prospectus or any supplement thereto (excluding such documents that, upon filing, will be incorporated or deemed to be incorporated by reference therein) to which Holder or the managing underwriter, if any, shall reasonably object, and (2) the Company shall notify the Special Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and use its Best efforts to take all action required to prevent the entry of such stop order or to remove it if entered;

(b) use its Best Efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as reasonably practicable;

(c) if requested by the managing underwriters, if any, or Holder, (i) promptly incorporate in an amended prospectus, prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriters, if any, and Holder agree should be included therein as may be required by applicable law, including in connection with any intended method of disposition by the sellers of securities covered by the Registration Statement, and (ii) make all required filings of such amended prospectus, prospectus supplement or post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated therein; provided, however, that the Company will not be required to take any actions under this Section 8.3(c) that are not, in the written opinion of counsel for the Company, in compliance with applicable law;

(d) furnish to the Holder and each underwriter, if any, without charge, such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus), each amendment and supplement thereto, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder;

(e) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Holder reasonably requests and do any and all other acts and things which the Holder deems reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Holder; provided, however, that the Company shall not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (ii) subject itself to taxation in any such jurisdiction where it is not already subject; or (iii) consent to general service of process in any such jurisdiction where it is not already subject thereto;

(f) notify Holder and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or any related prospectus or for additional information related thereto, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 8(l) (including any underwriting agreement) cease to be true and correct in any material respect, if and only to the extent that such representations and warranties are continuing under such agreement or if there is a continuing prospectus delivery requirement, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the occurrence of any event that makes any statement made in the Registration Statement or any related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, any related Prospectus or any such document so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

(g) upon the occurrence of any event contemplated by Section 8(f)(vi) or 8(f)(vii), prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(h) immediately upon their issuance, use its Best Efforts to cause all such Registrable Securities registered pursuant to the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(i) use its Best Efforts to cause any Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(j) comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule later promulgated) no later than no later than 40 calendar days after the end of any 12-month period (or 60 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, or (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover such 12- month period;

(k) as needed, (i) engage an appropriate transfer agent and provide the transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Securities;

(l) enter into such customary agreements (including, in the event of an underwritten offering, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other commercially reasonable and customary actions in connection therewith (including those reasonably requested by Holder or, in the event of an Underwritten Offering, those reasonably requested by the managing underwriters) in order to facilitate the disposition of such Registrable Securities and in such connection, but only where an underwriting agreement is entered into in connection with an underwritten offering: (i) make such representations and warranties to the underwriters with respect to the businesses of the Company and its subsidiaries, the Registration Statement, prospectus and documents incorporated by reference or deemed incorporated by reference therein, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, addressed to each of the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) use its Best Efforts to obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings; (iv) cause the Company’s management to be made available for, and assist in, the marketing and disposition of such Registrable Securities in the manner and to the extent reasonably requested by the underwriters including, without limitation, participation by management in customary road shows, investor conferences and other similar presentations; and (v) deliver such documents and certificates as may be reasonably requested by the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement entered into by the Company. The foregoing actions will be taken in connection with each closing under such underwriting agreement as and to the extent required thereunder;

(m) make available for reasonable inspection during normal business hours by a representative of a Holder holding Registrable Securities being sold, any underwriter participating in any disposition of Registrable Securities, and any attorney, accountant or other agent retained by a Holder or representatives or any underwriter (each, an “Inspector”), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

(n) keep Special Counsel advised as to the initiation and progress of any registration under this Section 8;

(o) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with any stock exchanges or markets in which securities of the Company are listed or quoted; and

(p) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

8.4 Expenses. The Company shall pay all Registration Expenses (as defined below) relating to the registration and listing obligations set forth in this Section 8. For purposes of this Warrant, the term “Registration Expenses” means: (a) all registration, filing and NASD fees, (b) all fees and expenses of complying with securities or blue sky laws, (c) all printing expenses, (d) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, (e) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered, if the Company desires such insurance, and (f) reasonable fees and expenses of Special Counsel.

8.5 Information Provided by Holders. The Holder shall furnish to the Company such information as the Company may reasonably request in writing to enable the Company to comply with the provisions hereof in connection with any registration referred to in this Warrant.

8.6 Effectiveness Period. The Company shall use its Best Efforts to keep the Registration Statement effective under the Securities Act until the date (the “Termination Date”) which is the earlier date of when (a) all Registrable Securities covered by such Registration Statement have been sold or (b) all Registrable Securities covered by such Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144 under the

Securities Act, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and the affected holders of Registrable Securities.

8.7 Net Cash Settlement. Notwithstanding anything herein to the contrary, in no event will the Holder be entitled to receive a net-cash settlement as liquidated damages in lieu of physical settlement in shares of Common Stock, regardless of whether the Common Stock underlying this Warrant is registered pursuant to an effective registration statement; provided, however, that the foregoing will not preclude the Holder from seeking other remedies at law or equity for breaches by the Company of its registration obligations hereunder.

8.8 Indemnification.

(a) The Company agrees to indemnify and hold harmless each Holder, each past Holder, each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and their respective affiliates, directors, officers, employees, representatives and agents (collectively, the “Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Warrant Shares) to which each Indemnified Party becomes subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (1) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Registration Statement, or that arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) any failure or alleged failure of the Company to comply with any applicable statute, rule or regulation in connection with the Registration Statement or any offering contemplated thereby, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Registration Statement in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, if any, and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Indemnified Parties.

(b) Each Holder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in conformity with written information pertaining to such Holder and furnished to the

Company by or on behalf of such Holder specifically for inclusion therein; provided, however, that the aggregate liability of each Holder hereunder shall be limited to the net proceeds received by such Holder from the sale of such Registrable Securities pursuant to such Registration Statement; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. Each Holder shall also provide customary indemnities to underwriters and each person who controls any of such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Company.

(c) Promptly after receipt by an indemnified party under this Section 8.8 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8.8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 8.8 for any legal or other expenses. An indemnifying party that elects not to assume the defense in any such action brought against an indemnified party shall not be under an obligation to pay the fees and expenses of more than one counsel for all parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party that is reasonably satisfactory to such indemnified party from all liability on any claims that are the subject matter of such action, and does not include a statement as to or an admission of fault.

(d) If the indemnification provided for in this Section 8.8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the sale of the Warrant Shares, pursuant to the Registration Statement, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand and the indemnified party on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this subsection (d), the Holders of the Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Warrant Shares, net of the Exercise Price, pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

(e) The agreements contained in this Section 8.8 shall survive the sale of the Warrant Shares pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Warrant or any investigation made by or on behalf of any indemnified party.

9. Restrictions on Transfer.

9.1 Notice of Proposed Transfer. Prior to any transfer of any securities which are not registered under an effective registration statement under the Securities Act (“Restricted Securities”), which transfer may only occur if there is an exemption from the registration provisions of the Securities Act and all other applicable securities laws, the Holder shall give written notice to the Company of the Holder’s intention to effect a transfer. The following provisions shall apply to any proposed transfer of Restricted Securities:

(a) If in the opinion of counsel for the Holder reasonably satisfactory to the Company the proposed transfer may be effected without registration of the Restricted Securities under the Securities Act, the Holder shall thereupon be entitled to transfer the Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate representing the Restricted Securities issued upon or in connection with any transfer shall bear the restrictive legends required by Section 9.2 hereof.

(b) If the opinion called for in (a) above is not delivered, the Holder shall not be entitled to transfer the Restricted Securities until either: (i) receipt by the Company of a further notice from such Holder pursuant to the foregoing provisions of this Section 9.1 and fulfillment of the provisions of clause (i) above, or (ii) such Restricted Securities have been effectively registered under the Securities Act.

9.2 Restrictive Legends. This Warrant, each Warrant issued upon transfer or in substitution for this Warrant pursuant to Section 10 hereof, each certificate for Common Stock issued upon the exercise of the Warrant and each certificate issued upon the transfer of any such Common Stock shall be (a) transferable only upon satisfaction of the conditions specified above and (b) stamped or otherwise imprinted with a legend reflecting the restrictions on transfer required under the Securities Act or other applicable securities laws.

9.3 Termination of Restrictions. The restrictions imposed by this Section 9 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities: (a) which shall have been effectively registered under the Securities Act, or (b) when such restrictions are no longer required in order to insure compliance with the Securities Act or Section 10 hereof. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by Section 9.1 hereof or otherwise.

10. Ownership, Transfer, Sale and Substitution of Warrant.

10.1 Ownership of Warrant. The Company may treat any Person in whose name this Warrant is registered in the Warrant Register maintained pursuant to Section 10.2(b) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Sections 9 and 10 hereof, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

10.2 Office; Exchange of Warrant.

(a) The Company will maintain its principal office or at such other offices as set forth in the Company’s most current filing (as of the date notice is to be given) under the Exchange Act or as the Company otherwise notifies the Holder.

(b) The Company shall cause to be kept at its office maintained pursuant to Section 10.2(a) hereof a Warrant Register for the registration and transfer of the Warrant. The name and address of the holder of the Warrant, the transfers thereof and the name and address of the transferee of the Warrant shall be registered in such Warrant Register. The Person in whose name the Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

(c) Upon the surrender of this Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 10.2(a) hereof, the Company at its expense will (subject to compliance with Section 9 hereof, if applicable) execute and deliver to or upon the order of the Holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered (after giving effect to any previous adjustment(s) to the number of Warrant Shares).

10.3 Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any mutilation, upon surrender of this Warrant for cancellation at the office of the Company maintained pursuant to Section 10.2(a) hereof, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

10.4 Opinions. In connection with the sale of the Warrant Shares by the Holder, the Company agrees to cooperate with the Holder, and at the Company’s expense, have its counsel provide any legal opinions required to remove the restrictive legends from the Warrant Shares in connection with a sale, transfer or legend removal request of Holder.

11. No Rights or Liabilities as Shareholder. No Holder shall be entitled to vote or receive dividends or be deemed the holder of any shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or (subject to Section 4.4) to receive dividends or subscription rights or other similar rights until the Warrant shall have been exercised, as provided herein. The Holder will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of the Company until the Warrant shall have been exercised, as provided herein.

12. Notices. Any notice or other communication in connection with this Warrant shall be given in writing and directed to the parties hereto as follows: (a) if to the Holder, to Wachovia Investment Holdings, LLC, One Wachovia Center, TW-10, 301 South College Street, Charlotte, NC 28288, Attention: Conduit Administration; or (b) if to the Company, to the attention of its Chief Financial Officer at its office maintained pursuant to Section 10.2(a) hereof; provided, that the exercise of the Warrant shall also be effected in the manner provided in Section 3 hereof. Notices shall be deemed properly delivered and received when delivered to the notice party (i) if personally delivered, upon receipt or refusal to accept delivery, (ii) if sent via facsimile, upon mechanical confirmation of successful transmission thereof generated by the sending telecopy machine, (iii) if sent by a commercial overnight courier for delivery on the next Business Day, on the first Business Day after deposit with such courier service, or (iv) if sent by registered or certified mail, five (5) Business Days after deposit thereof in the U.S. mail.

13. Payment of Taxes. The Company will pay all taxes and other governmental charges attributable to the issuance of shares of Common Stock underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the transfer or registration of this Warrant or any certificate for shares of Common Stock underlying this Warrant in a name other than of the Holder. The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Common Stock underlying this Warrant upon exercise hereof.

14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Texas. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof. Each of the Company and the Holder hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Warrant, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect to any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in the any other manner provided by law. Each of the Company and the Holder hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action, or proceeding arising out of or relating to this Warrant in any New York State or Federal court sitting in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first above written.

AMERICREDIT CORP.

By:
Name:	J. Michael May
Title:	Executive Vice President
Chief Legal Officer and Secretary

EXHIBIT A

FORM OF EXERCISE NOTICE

[To be executed only upon exercise of Warrant]

To AmeriCredit Corp.:

The undersigned registered holder of the within Warrant hereby irrevocably exercises the Warrant pursuant to Section 3.1 of the Warrant with respect to                                                   Warrant Shares, at an exercise price per share of $13.55, and requests that the certificates for such Warrant Shares be issued, subject to Sections 9 and 10 of the Warrant, in the name of, and delivered to:

The undersigned is hereby making payment for the Warrant Shares in the following manner: [check one]

[  ] by cash in accordance with Section 3.1(b) of the Warrant

[  ] via cashless exercise in accordance with Section 3.1(c) of the Warrant

The undersigned hereby represents and warrants that it is, and has been since its acquisition of the Warrant, the record and beneficial owner of the Warrant.

Dated:

Print or Type Name

(Signature must conform in all respects to name of holder as specified on the face of Warrant)

(Street Address)

(City) (State) (Zip Code)

A-1